  As filed with the Securities and Exchange Commission on February 26, 1999.


                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                     February 18, 1999 (November 6, 1998)



                                 MEDAREX, INC.
            (Exact name of registrant as specified in its charter)



 New Jersey                         0-19312        22-2822175
(State of other jurisdiction    (Commission           (IRS Employer
  of incorporation)                File Number)     Identification No.)



             1545 Route 22 East, Annandale, New Jersey  08801-0953
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (908) 713-6001


                                Not Applicable
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                          CURRENT REPORT ON FORM 8-K



Item 5.    Other Events..................................................... 3

Item 7.    Financial Statements and Exhibits................................ 3


Signature        ........................................................... 4

          Item 5.   Other Events.

          On November 6, 1998, GenPharm International, Inc., a wholly owned subsidiary of Medarex, Inc., a New Jersey corporation ("Medarex"), and Novartis Pharma AG, a Swiss corporation ("Novartis"), entered into an Evaluation, Research and Commercialization Agreement (the "License Agreement") pursuant to which Novartis obtained the rights to use Medarex's HuMAb-Mouse technology throughout the entire Novartis organization for an unlimited number of targets for up to ten (10) years.

          Also on November 6, 1998, Medarex and Novartis entered into a Stock Purchase Agreement dated as of November 6, 1998 (the "Purchase Agreement"), pursuant to which Novartis (i) has made a payment of $2 million to Medarex, in the form of a purchase of 511,509 shares of Medarex's Common Stock from Medarex and (ii) agreed to make an additional $1 million equity investment in Medarex on the first anniversary of the License Agreement. Pursuant to the terms of the License Agreement, Novartis may make a further $3 million in purchases of Mederax Common Stock after the initial five year term of the License Agreement.

          The License Agreement and Purchase Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively.


          Item 7.   Financial Statements and Exhibits.

               (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit
------         ----------------------


10.1 Evaluation, Research and Commercialization Agreement effective as of November 6, 1998 between GenPharm International, Inc. and Novartis Pharma AG

10.2 Stock Purchase Agreement dated as of November 6, 1998 between Medarex, Inc. and Novartis Pharma AG

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDAREX, INC.
                                          Registrant


Date:   February 18, 1999                    By:/s/ Michael A.  Appelbaum
                                                ------------------------------
                                                     Michael A. Appelbaum
                                                     Executive Vice President -
                                                     Finance and Administration,
                                                     Secretary, Treasurer and
                                                     Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------



Exhibit                                                           Page
Number                         Description                       Number
-------                        -----------                       ------

10.1       Evaluation, Research and Commercialization
           Agreement
           effective as of November 6, 1998 between GenPharm
           International, Inc. and Novartis Pharma AG


10.2 Stock Purchase Agreement dated as of November 6, 1998 between Medarex, Inc. and Novartis Pharma AG